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[SEAL
  STATE OF      DEAN HELLER
  NEVADA]       SECRETARY OF STATE
                206 NORTH CARSON STREET
                CARSON CITY, NEVADA 89701-4299
                (775) 684-5708
                website: secretaryofstate.biz       Entity#
                                                    E0733532006-9
                                                    Document Number
                                                    20060638881-02

                                                    Date Filed:
                                                    10/2/06 &:11:54 AM
                                                    In the office of

                                                    /s/ Dean Heller
                                                    ---------------

                                                     Deam Heller
                                                     Secretary of State

                                              Above space is for office use only


                Articles of Conversion
                 (PURSUANT TO NRS 92A 205)
                       Page 1


                             Articles of Conversion
                            (Pursuant to NRS 924.205


1. Name and jusisdiction of organization of constituent entity and resulting entity:
eMazing Interactive, Inc.
--------------------------------------------------------------------------------
Name of constituent entity

Texas                                       Corporation
--------------------------------------------------------------------------------
Jurisdiction                                 Entity type*


and,

eMazing Interactive, Inc.
--------------------------------------------------------------------------------
Name of resulting entity

Nevada                                      Corporation
--------------------------------------------------------------------------------
Jurisdiction                                 Entity type*


2.  A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.  Location of plan of conversion: (check one)

     [X]  The entire plan of conversion is attached to these articles.

     [ ]  The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

     [ ]  The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office requireed by NRS 88.330.


*corporation, limited partnership, limited-liability partnership, limited-liability company or business trust.



This form must be accompanied by appropriate fees.


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[SEAL
  STATE OF      DEAN HELLER
  NEVADA]       SECRETARY OF STATE
                206 NORTH CARSON STREET
                CARSON CITY, NEVADA 89701-4299
                (775) 684-5708
                website: secretaryofstate.biz


                Articles of Conversion
                   (PURSUANT TO NRS 92A 205)
                             Page 2



                                              Above space is for office use only


4.  Forwarding address where copies of process may be sent by the Secretary of State of
     Nevada (if a foreign entity is the resulting entity in the conversion):

                  Attn:
                        ---------------------------------------------------

                  c/o   Laughlin Associates, Inc.
                        2533 N. Carson Street
                        Carson City, NV 89706

                        ---------------------------------------------------


5.  Effective date of conversion (optional) (not to exceed 90 days after the articles ar filed pursuant to NRS 92A.240)*:  Date of filing with Nevada
                                -------------------------------------------

6.  Signatures - must be signed by:

    1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or all the members if there are no managers; a trustee of each
    Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a.; general partship governed by NRS chapter 87).

    eMazing Interactive, Inc.
    -----------------------------------------------------------------------
    Name of constituent entity

*
 Pursuant to NRS.92A(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NTD 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.  This statement mujst be inclded within the resulting entity'articles.

FILING FEE $350.00

This form must be accompanied by appropriate fees.

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